                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2002

                             NOVELLUS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)

                   0-17157                        77-0024666
        ------------------------      ------------------------------------
        (Commission File Number)      (I.R.S. Employer Identification No.)

               4000 North First Street, San Jose, California 95134
           -----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)

                                 (408) 943-9700
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5: OTHER EVENTS

On August 11, 2002, Novellus Systems, Inc. ("Novellus") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with NHL Acquisition-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Novellus, and SpeedFam-IPEC, Inc., an Illinois corporation ("SpeedFam"). Novellus attaches hereto and files herewith as Exhibit 2.1 the Merger Agreement. If the merger is completed, SpeedFam will become a wholly-owned subsidiary of Novellus, and each outstanding share of SpeedFam common stock will be converted into the right to receive 0.1818 of a share of Novellus common stock.

The Merger Agreement provides for a fixed exchange ratio and there are no closing conditions or termination provisions based upon the publicly traded stock price of SpeedFam or Novellus.

ITEM 7: EXHIBITS

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit
Number         Description
-------        -----------
2.1            Agreement and Plan of Reorganization by and among Novellus,
               NHL Acquisition-Sub, Inc. and SpeedFam.

Pursuant to Item 601(b)(2) of Regulation S-K, the following exhibits and schedules to the Merger Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

Exhibit/
Schedule                    Name
--------                    ----
Exhibit A-1                 Form of Certificate of Merger
Exhibit A-2                 Form of Articles of Merger
Exhibit B                   Form of Bylaws
Exhibit C                   Form of Shareholder Voting Agreement
Exhibit D                   Confidentiality Agreement
Exhibit E                   Form of FIRPTA Notice
Exhibit F                   Form of IRS Notice

Exhibit G-1                 Form of Certificate of Officer of Company
Exhibit G-2                 Form of Certificate of Officer of Parent

SpeedFam Disclosure         The disclosure schedule of SpeedFam delivered
Schedule                    to Novellus, which contains certain factual
                            matters as exceptions to the contractual
                            representations of SpeedFam in the Merger
                            Agreement.

Parent Disclosure           The disclosure schedule of Novellus delivered
Schedule                    to SpeedFam, which contains certain factual
                            matters as exceptions to the contractual
                            representations of SpeedFam in the Merger
                            Agreement.

Other Schedules             Schedule 5.7 - Company Affiliates
                            Schedule 5.8 - Signatories of Shareholder Voting
                              Agreement
                            Schedule 5.11(a) - Holders of Outstanding Company
                              Options
                            Schedule 5.11(e) - Assumed Employment Agreements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOVELLUS SYSTEMS, INC.
                                        (the Registrant)

                                        By: /s/ Kevin Royal
                                            ---------------------------------
                                            Kevin Royal
                                            Vice President and Chief
                                            Financial Officer

Dated: August 14, 2002

                                 EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
2.1            Agreement and Plan of Reorganization by and among Novellus,
               NHL Acquisition-Sub, Inc. and SpeedFam.